Management Presentation July 2006 CYGNUS OIL & GAS (Ticker: CYNS)

Disclaimer This presentation material contains forward-looking statements within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

Corporate Overview Cygnus Oil & Gas Cygnus Oil & Gas Headquarters: Houston, TX Ticker Symbol: CYNS (OTC BB) Stock Price (7/17/06): $0.66 Basic Shares Outstanding: 83 million Market Capitalization: $54.8 million 3-Month Avg. Trading Volume: 200,000

Corporate Vision & Strategy Pursue unconventional onshore gas plays with potential for large scale long life reserves Balance portfolio with internally generated onshore Gulf Coast conventional oil and gas Target plays with multiple potential producing horizons Utilize cost effective development techniques Technology utilization to minimize risk Growth primarily through the drill-bit - acquisitions secondary Operate where it makes economic sense

Management Team Roger Abel, Chairman & CEO 35 years of oil and gas experience Former President & COO of Occidental Oil & Gas Former Chairman of Conoco E&P, Europe; responsible for all of upstream activities in Europe and Russia Stephen C. Haynes, Chief Financial Officer 20+ years experience in petroleum and related industries Recently served as Controller for Carrizo Oil & Gas Former VP-Finance for Atlantic LNG, a JV of British Gas and several industry partners Patrick R. Oenbring, Chief Operating Officer 30+ years oil and gas experience including 22 years at Conoco and 6 years at Occidental Former positions include President and General Manager of Occidental Petroleum of Qatar and U.S. President and General Manager, Occidental Permian B.S. in Chemical Engineering from University of Kansas; registered Professional Engineer Jerry Walrath, Vice President - Land and Business Development 8+ years as a solo legal practitioner serving the oil and gas exploration industry J.D. from University of Houston Law Center, licensed to practice law in Texas

Asset Profile

cygnus oil and gas

Asset	Description	Current Status	Net Potential Reserves
Fayetteville Shale – Woodruff County, Arkansas	45% Non-Operated interest in 150,000 gross acres	Initial drilling to ascertain commerciality	0.5-1 TCF
Caney/Woodford Shale – McIntosh County, Oklahoma	50% Operated interest in 10,000 gross acres	Initial drilling to ascertain commerciality	30-50 BCF
Mathison Project – Knox County, Mississippi	Approximately 35% (average) non-operated interest in 60,000 gross acres	Firm up drilling prospect for 2007 drilling. Analog proven field ~100Bcf	20-50 BCF
Producing Interests – Mainly South Texas	Scattered generally small (5-20%) interest in 20 producing wells and associated leasehold of about 16,000 gross acres	Net production about 500 mcfd. Working to divest or harvest efficiently	2 BCF (PUD+PDP)
Exploration Joint Venture with SEI and Paradigm Strategic Exploration	Three way agreement to develop drilling prospects in onshore Gulf Coast. Cygnus has right to substantial quantity of 3-D and 2-D. Paradigm develops prospects	JV live on July 1. Initial prospects being developed. Target prospects are higher rate wells to balance shale prospects	Generate Prospects 5-20 BCFE

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SABINE UPLIFT LLANO UPLIFT Recent Focus on Gas Shales 4 active NFX rigs LOUISIANA ARKANSAS OKLAHOMA TEXAS BARNETT SHALE WOODFORD/CANEY SHALE FAYETTEVILLE SHALE OUACHITA MOUNTAINS ARBUCKLE MOUNTAINS FRONTAL BELT

Fayetteville Leasehold

Fayetteville History Southwestern Energy 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr Cummulative No. of Wells 2 3 6 12 25 42 55 60 67 75 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 04 05 06 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 1st Qtr 2nd Qtr Cummulative No. of Wells 0 0.02 0.6 1 2.5 7 10 10 14 25 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 04 05 06

Fayetteville Log Comparison



TXO
"Rocka" #1
Cleburne County, Arkans
Maverick Oil and Gas
"Byers" #1-3H
Woodruff Co., Ark.
Maverick Oil and Gas
"Williamson Bros." #1-36H
Woodruff Co., Ark.
Horizontal Lateral
TOC-2.5-4.6% Vitronite- 3%
Horizontal Lateral
TOC-2.5-4.0% Vitronite- 3.3%
Lower Fayetteville Shale
Moorefield Shale
Chattanooga Shale

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Fayetteville Shale Aggressive vs. Moderate Development Scenarios 2006 2007 2008 2009 2010 Aggressive 10 30 75 130 200 Moderate 5 10 30 75 130 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 5 15 35 65 100 Moderate 1 5 15 35 65 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 15 45 110 195 300 Moderate 5 15 45 110 195 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 50 110 245 410 620 Moderate 35 50 110 245 410 Prove Concept | Optimize | Develop

Fayetteville - Well Economics Typical Gross Development Well Days to Drill 30 Days to Complete 5 Total Development Costs $2.0 million Finding & Dev. Costs/Mcf $1.30 Typical Gross Production Per Well Est. Ultimate Recovery (Bcf) 1.5 IP Rate (MMcf/d) 2.0 Decline Rate (1st year) 50% Development Project Economics Realized Price/Mcf $5.00 Operating Exp./Mcf $0.50 Potential No. Net Wells (a) 1,800 PV-10 Per Well $1.5 million N.R.I. 36.6% (a) Assumes separate Fayetteville and Moorefield wells per 40-acre spacing with 50% of acreage prospective.

Checotah Development Project

Caney/Woodford Log Comparison Citrus Oil and Gas "Wild Turkey" #1 McIntosh County Cygnus Oil and Gas "Checotah" 20-1H McIntosh County Caney Shale Woodford Shale Point of Horizontal Lateral

Checotah Prospect - Caney/Woodford Shale Aggressive vs. Moderate Development Scenarios 2006 2007 2008 2009 2010 Aggressive 6 18 42 66 90 Moderate 2 6 18 42 66 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 3 9 21 33 45 Moderate 1 3 9 21 33 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 8 23 53 83 110 Moderate 3 8 23 53 83 Prove Concept | Optimize | Develop 2006 2007 2008 2009 2010 Aggressive 6 18 42 66 90 Moderate 2 6 18 42 66 Prove Concept | Optimize | Develop

Checotah - Well Economics Typical Gross Development Well Depth 3,500 ft TVD w/ 2000 ft lateral Days to Drill 15 Days to Complete 5 Drilling $0.75 MM Completing $0.5 MM Total Development Costs $1.25 MM Finding & Dev. Costs/Mcf $1.25 Typical Gross Production Per Well Est. Ultimate Recovery (Bcf) 1.0 IP Rate (MMcf/d) 1.5 Decline Rate (1st year) 50% Development Project Economics Realized Price/Mcf $5.00 Operating Exp./Mcf $0.50 Potential No. Net Wells (a) 132 PV-10 Per Well $1.0 million N.R.I. 40% (a) Assumes separate Caney and Woodford wells per site on 40-acre spacing with 50% of acreage productive.

Exploration Joint Venture 3-Way JV - Cygnus, Paradigm Strategic Exploration and Seismic Exchange International (SEI) Paradigm contributes exploration technical staff - develops prospects Paradigm contributes current prospects for consideration SEI contributes library of 3D and 2D Seismic Data Cygnus draws down substantial quantity of 2-D and 3-D data All generated prospects flow 75% to Cygnus and 25% to Paradigm

Typical Exploration Joint Venture Project Smackover Test Onshore Alabama 175 Acre Structural Trap defined by 3-D 5-6 Similar prospects 14,500 Ft Well Depth $0.6 MM Completed Well Cost (net) Prospect Reserves - 1.2 MMBO (gross) WI= 25%, NRI= 18 % PV10= $3 MM Net

2007 Average Production: 10 mmcfd 2008 Average Production: 18 mmcfd 2009 Average Production: 15 mmcfd 2010 Average Production: 4 mmcfd Exploration Joint Venture Projection Expect JV to mature 10 drilling prospects in 2 years Expect Cygnus to participate in 5 JV prospects (leverage remainder) over 2 years Typical Prospects Reserve size: 5-20 BCF gas IP: 5-10 MMCFD Well Cost: $2-8 MM (average $4mm) Time to first production: 3-6 months Production Life: 4-7 years Expected Results of this program used on assumption of this program resulting in 3 successful wells to develop 20 BCF of reserves.

Investment Considerations Geographically, long-lived reserve base Significant proven reserve base of low-risk prospects Strong cash-flow opportunities to support development activities High quality operator with a diversified portfolio of opportunities Several wells currently on production in Starr, Hidalgo and Zapata Counties in South Texas